SUBORDINATION AGREEMENT

Dated: Sept 22, 2006

State Bank of India, New York Branch
460 Park Avenue
New York, N.Y. 10022

Bank of Baroda
1 Park Avenue
New York, NY 10016

Re: State Bank of India, New York Branch, Facility Arranger, Administrative Agent and Senior Lender, and Bank of Baroda, Participating Lender, to Jubilant Pharmaceuticals Inc, Borrower

Gentlemen:

In order to induce each of you to grant credit facilities in the favor of Jubilant Pharmaceuticals Inc. (“Debtor”), and in consideration of your each doing so, either now or at any time in the future, the undersigned agree to, and do hereby subordinate their claims and right to receive payment of any and all of the indebtedness of the Debtor to each of them, whether now existing or later created, and agree not to accept payment of said indebtedness, including interest, or any part thereof, nor to accept any security or to assign their claims or any part thereof to an other person until such time as all indebtedness due the State Bank of India, New York Branch (“Agent”) and Bank of Baroda (“Participating Lender”) shall have been paid in full.

Should any payment be received by the undersigned on the Debtor’s indebtedness to them in contravention of the terms of this Subordination Agreement, while any of the indebtedness to the Agent is outstanding, said payment shall be held in trust and remitted to Agent on demand. The undersigned agree to promptly notify the Agent of any such remittance.

This is a continuing agreement of subordination, and Agent may continue, without notice to the undersigned, to extend credit, forbear, or lend monies to the Debtor on the faith of this Agreement until written notice of revocation by the undersigned shall be received by agent. Such revocation, however, shall not affect this Agreement in relation to any obligations or liabilities of the Debtor then existing, whether then due or not due, or any extension or renewals in whole or in part, and as to such obligations and renewals, such revocation shall not become effective unless and until such obligations or liabilities of the Debtor to Agent have been paid in full, together with interest.

No renewal or extension of the time of payment of the Debtor’s indebtedness to Agent, and no release or surrender of any security by Agent, and no delay in enforcement of payment of the Debtor’s indebtedness to Agent shall in any manner impair or affect Agent’s rights under this Agreement. The undersigned waive notice of the creation, existence, and/or renewal of the Debtor’s indebtedness to the Agent.

Upon Agent’s request, the undersigned agree to cause all of the Debtor’s indebtedness to it to be evidenced by notes of the Debtor marked with the following legend:

“This Note is subordinated to all indebtedness now or hereafter owed by the Maker to the State Bank of India, New York Branch, and Bank of Baroda, as provided in the Subordination Agreement dated as of                 , 2006.”

The undersigned agree not to assign or transfer to others any subordinated claims they may have against the Debtor while the Debtor is indebted to Agent unless such assignment is made subject to this Subordination Agreement.

The undersigned have not given or executed any prior subordination agreement with respect to their claims against the Debtor.

No waiver shall be deemed to be made by Agent of any of Agent’s rights unless in writing, and each waiver shall be only with respect to the specific instance involved.

Notice of acceptance of this Agreement is waived, and this Agreement shall be binding immediately upon the undersigned, its successors and assigns.

This Agreement shall be governed by the laws of the State of New York, and enforceable in the Courts of the State of New York and the U.S. District Court, Southern District of New York. TRIAL BY JURY IS IRREVOCABLY WAIVED, TO THE FULLEST EXTENT OF THE LAW, as are all defenses based on lack of personal jurisdiction, inconvenient forum, and/or improper venue.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first above written.

Debtor:

JUBILANT PHARMACEUTICALS INC

By:	/s/ Christopher Worrell
Name:	Christopher Worrell
Title:	President/CEO

By:	/s/ Kamal Mandan
Name:	Kamal Mandan
Title:	CFO

Creditor:

JUBILANT PHARMA PTE. LIMITED, SINGAPORE

By:	/s/ R. Sankaraiah
Name:	R. Sankaraiah
Title:	Director

Creditor:

TRIGEN LABORATORIES INC

By:	/s/ Ram Potti
Name:	Ram Potti
Title:	President

STATE OF NEW YORK	)
COUNTY OF NEW YORK	) ss

On the 22 day of Sept, 2006, before me personally came Kamal Mandan, who being duly sworn, did depose and say that CFO of JUBILANT PHARMACEUTICALS INC., the corporation described in and which executed the foregoing instrument, that he is authorized to execute said instrument by order of the Board of Directors of said corporation, that he signed his name thereto by like order, and that their signature is act and deed of the corporation.

/s/ Richard S. Last
Notary Public

STATE OF NEW YORK	)
COUNTY OF NEW YORK	) ss

On the 22 day of Sept, 2006, before me personally came Ram Potti who being duly sworn did depose and say that he is the President of TRIGEN LABORATORIES INC. the corporation described in and which executed the foregoing instrument, that he is authorized to execute said instrument by order of the Board of Directors of said corporation, that he signed his name thereto by like order, and that his signature is the act and deed of the corporation.

/s/ Richard S. Last
Notary Public

STATE OF	)
REPUBLIC OF INDIA	) ss

On the      day of                    , 2006, before me personally came                           who being duly sworn, did depose and say that he is the                                     of JUBILANT PHARMA PTE LIMITED SINGAPORE, the corporation described in and which executed the foregoing instrument, that he is authorized to execute said instrument by order of the Board of Directors of said corporation, that he signed his name thereto by like order, and that his signature is the act and deed of the corporation.

Notary Public